                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _______________________

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2003

                                VITALSTATE, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        NEW YORK                    0-30158                   13-3935933
---------------------  ---------------------------------- ----------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
     OF INCORPORATION)                                    IDENTIFICATION NO.)

      2191 HAMPTON AVENUE, MONTREAL, QUEBEC, CANADA         H4A 2K5
     (Address of principal executive offices)             (Zip Code)
     ----------------------------------------          -------------

                                 (514) 369-4221
--------------------------------------------------------------------------------
              (Registrant=s telephone number, including area code)

                                      N/A
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

ITEM 4.     CHANGES IN REGISTRANT`S CERTIFYING ACCOUNTANTS

     Rogoff & Company, P.C. was retained in May 2002 to be our independent certifying accountant for the fiscal year ended December 31, 2002. On March 24, 2003, we terminated their appointment and subsequently engaged Richter Usher & Vineberg, Chartered Accountants, 2 Place Alexis Nihon, Montreal, Quebec H3Z 3C2, as our certifying accountant for the fiscal year ended December 31, 2002. The termination of Rogoff & Company, P.C. and appointment of Richter Usher & Vineberg was approved by our board of directors.

     During the period of their engagement, Rogoff & Company, P.C. did not conduct any audits of us. During such period, there were no disagreements between us and Rogoff & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Rogoff & Company, P.C. to make reference to the subject matter of the disagreement in connection with their reports.

     During the period of their engagement, Rogoff & Company, P.C. did not advise us that:

     (A) internal controls necessary for us to develop reliable financial statements did not exist;

     (B) information had come to their attention that led them to no longer to be able to rely on our management`s representations or made them unwilling to be associated with the financial statements prepared by our management;

     (C) information had come to their attention during such time period that if further investigated might: (i) materially impact the fairness or reliability of the financial statements to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause them to be unwilling to rely on our management`s representations or be associated with our financial statements;

     (D) information had come to their attention that they had concluded materially impacted the fairness or reliability of the financial statements to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

ITEM  7.  EXHIBITS


     Exhibits  filed  as  part  of  this  Report  are  as  follows:

Exhibit 16. Letter from Rogoff & Company, P.C. regarding confirmation of our assertions on changes in Registrant`s certifying accountants.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VITALSTATE,  INC.



Dated:     March  27,  2003              By:     /s/  James  Klein
                                                  -----------------
                                                 James  Klein,Treasurer  and
                                                 Chief  Financial  Officer